CNL RETIREMENT PROPERTIES, INC.

AND SUBSIDIARIES

EXHIBIT 21

SUBSIDIARIES OF THE REGISTRANT

The following is a list of the subsidiaries of the registrant and the state of incorporation for each:

Name of Subsidiary	State of Incorporation
CNL Retirement Properties, Inc.	Maryland
CNL Retirement Partners, LP	Delaware
Annapolis Assisted Living, LLC	Maryland
Aurora MOB Owner LLC	Delaware
Baytown MOB Partners, Ltd.	Florida
Brentwood MOB Owners LLC	Delaware
Chattanooga Plaza Owners Limited Partnership	Delaware
Chattanooga Surgery Center Owners Limited Partnership	Delaware
CNL Retirement AM / Colorado LP	Delaware
CNL Retirement AM / Florida LP	Delaware
CNL Retirement AM / Illinois LP	Delaware
CNL Retirement AM / Tennessee LP	Delaware
CNL Retirement AM / Texas LP	Delaware
CNL Retirement Aur1 California A Pack GP, LLC	Delaware
CNL Retirement Aur1 California A Pack, LP	Delaware
CNL Retirement Aur1 California B Pack GP, LLC	Delaware
CNL Retirement Aur1 California B Pack, LP	Delaware
CNL Retirement Aur1 Connecticut GP, LLC	Delaware
CNL Retirement Aur1 Connecticut, LP	Delaware
CNL Retirement Aur1 GP, LLC	Delaware
CNL Retirement Aur1, LP	Delaware
CNL Retirement Aur1 Maryland GP, LLC	Delaware
CNL Retirement Aur1 Maryland, LP	Delaware
CNL Retirement Aur1 Massachusetts GP, LLC	Delaware
CNL Retirement Aur1 Massachusetts, LP	Delaware
CNL Retirement Aur1 New Jersey GP, LLC	Delaware
CNL Retirement Aur1 New Jersey, LP	Delaware
CNL Retirement Aur1 Virginia GP, LLC	Delaware
CNL Retirement Aur1 Virginia, LP	Delaware
CNL Retirement Camarillo CA, LP	Delaware
CNL Retirement CH1 Saddle River GP, LLC	Delaware
CNL Retirement CH1 Saddle River, LP	Delaware
CNL Retirement Clayton OH, LP	Delaware
CNL Retirement CRS1 Coppell TX GP, LLC	Delaware
CNL Retirement CRS1 Coppell TX, LP	Delaware
CNL Retirement CRS1 Delphis Lead Lender Partner 1, Inc.	Delaware
CNL Retirement CRS1 Delphis Lead Lender Partner 2, Inc.	Delaware
CNL Retirement CRS1 Delphis Lead Lender, LP	Delaware
CNL Retirement CRS1 Delphis Participating Lender, LP	Delaware
CNL Retirement CRS1 Glen Lakes Dallas TX GP, LLC	Delaware
CNL Retirement CRS1 Glen Lakes Dallas TX, LP	Delaware
CNL Retirement CRS1 GP, LLC	Delaware
CNL Retirement CRS1, LP	Delaware
CNL Retirement CRS1 Oklahoma City OK GP, LLC	Delaware
CNL Retirement CRS1 Park Cities Dallas TX GP, LLC	Delaware
CNL Retirement CRS1 Park Cities Dallas TX, LP	Delaware

Name of Subsidiary	State of Incorporation
CNL Retirement CRS1 Trophy Club TX GP, LLC	Delaware
CNL Retirement CRS1 Trophy Club TX, LP	Delaware
CNL Retirement CRS1 Valley View Dallas TX GP, LLC	Delaware
CNL Retirement CRS1 Valley View Dallas TX, LP	Delaware
CNL Retirement CRS2 GP, LLC	Delaware
CNL Retirement CRS2, LP	Delaware
CNL Retirement CRS2 Ogden UT GP, LLC	Delaware
CNL Retirement CRS2 Ogden UT, LP	Delaware
CNL Retirement Dartmouth MA, LP	Delaware
CNL Retirement DAS Blue Ridge GA GP, LLC	Delaware
CNL Retirement DAS Brentwood CA GP, LLC	Delaware
CNL Retirement DAS Chattanooga TN GP, LLC	Delaware
CNL Retirement DAS Cypress TX GP, LLC	Delaware
CNL Retirement DAS Cypress TX, LP	Delaware
CNL Retirement DAS Evansville IN GP, LLC	Delaware
CNL Retirement DAS Fredericksburg VA GP, LLC	Delaware
CNL Retirement DAS Fredericksburg VA, LP	Delaware
CNL Retirement DAS GP, LLC	Delaware
CNL Retirement DAS Granbury TX GP, LLC	Delaware
CNL Retirement DAS Jackson II MS GP, LLC	Delaware
CNL Retirement DAS Jackson MS GP, LLC	Delaware
CNL Retirement DAS Lancaster TX GP, LLC	Delaware
CNL Retirement DAS Lender GP, LLC	Delaware
CNL Retirement DAS Lender, LP	Delaware
CNL Retirement DAS Lexington KY GP, LLC	Delaware
CNL Retirement DAS Little Rock AR GP, LLC	Delaware
CNL Retirement DAS, LP	Delaware
CNL Retirement DAS Marion IL GP, LLC	Delaware
CNL Retirement DAS Milton FL GP, LLC	Delaware
CNL Retirement DAS Nassau Bay TX GP, LLC	Delaware
CNL Retirement DAS Oakbrook IL GP, LLC	Delaware
CNL Retirement DAS Oakbrook IL, LP	Delaware
CNL Retirement DAS Parker CO GP, LLC	Delaware
CNL Retirement DAS Parker II CO GP, LLC	Delaware
CNL Retirement DAS Parker II CO, LP	Delaware
CNL Retirement DAS Pearland TX GP, LLP	Delaware
CNL Retirement DAS Pearland TX, LP	Delaware
CNL Retirement DAS Petersburg VA GP, LLC	Delaware
CNL Retirement DAS Petersburg VA, LP	Delaware
CNL Retirement DAS Pipeline 1, LLC	Delaware
CNL Retirement DAS Rodney Parham Little Rock AR, LP	Delaware
CNL Retirement DAS Scottsdale AZ GP, LLC	Delaware
CNL Retirement DAS South University Little Rock AR, LP	Delaware
CNL Retirement DAS Towson MD GP, LLC	Delaware
CNL Retirement DAS Towson MD, LP	Delaware
CNL Retirement DAS Towson Real Estate, LLC	Delaware
CNL Retirement DAS Texarkana TX GP, LLC	Delaware
CNL Retirement DAS Tranche 1 GP, LLC	Delaware
CNL Retirement DAS Westminster CO GP, LLC	Delaware
CNL Retirement DAS Westminster CO, LP	Delaware
CNL Retirement DSL1 Alabama, LP	Delaware
CNL Retirement DSL1 GP, LLC	Delaware
CNL Retirement Eby1 Davenport IA, LP	Delaware
CNL Retirement Eby1 GP, LLC	Delaware
CNL Retirement Eby1 Illinois GP, LLC	Delaware
CNL Retirement Eby1 Illinois, LP	Delaware

Name of Subsidiary	State of Incorporation
CNL Retirement Eby1 Iowa GP, LLC	Delaware
CNL Retirement Eby1 Marion IA, LP	Delaware
CNL Retirement Eby1, LP	Delaware
CNL Retirement Eden1 Florida GP, LLC	Delaware
CNL Retirement Eden1 Gainesville FL, LLLP	Delaware
CNL Retirement Eden1 Jacksonville FL, LLLP	Delaware
CNL Retirement Eden1 Tallahassee FL, LLLP	Delaware
CNL Retirement Eden2 A Pack GP, LLC	Delaware
CNL Retirement Eden2 A Pack, LP	Delaware
CNL Retirement Eden2 B Pack GP, LLC	Delaware
CNL Retirement Eden2 B Pack, LP	Delaware
CNL Retirement Eden2 Georgia GP, LLC	Delaware
CNL Retirement Eden2 Georgia, LP	Delaware
CNL Retirement Eden2 GP, LLC	Delaware
CNL Retirement Eden2, LP	Delaware
CNL Retirement Eden2 North Carolina GP, LLC	Delaware
CNL Retirement Eden2 North Carolina, LP	Delaware
CNL Retirement Enc1 A Pack GP, LLC	Delaware
CNL Retirement Enc1 A Pack, LP	Delaware
CNL Retirement Enc1 Anaheim CA GP, LLC	Delaware
CNL Retirement Enc1 Anaheim CA, LP	Delaware
CNL Retirement Enc1 California GP, LLC	Delaware
CNL Retirement Enc1 California, LP	Delaware
CNL Retirement Enc1 Florida GP, LLC	Delaware
CNL Retirement Enc1 Florida, LP	Delaware
CNL Retirement Enc1 GP, LLC	Delaware
CNL Retirement Enc1, LP	Delaware
CNL Retirement Enc1 Naples FL GP, LLC	Delaware
CNL Retirement Enc1 Naples FL, LP	Delaware
CNL Retirement Enc1 Portland OR GP, LLC	Delaware
CNL Retirement Enc1 Portland OR, LP	Delaware
CNL Retirement Enc1 Tallahassee FL GP, LLC	Delaware
CNL Retirement Enc1 Tallahassee FL, LP	Delaware
CNL Retirement Enc1 Victorville CA GP, LLC	Delaware
CNL Retirement Enc1 Victorville CA, LP	Delaware
CNL Retirement ER1 GP, LLC	Delaware
CNL Retirement ER1, LP	Delaware
CNL Retirement ER2 GP, LLC	Delaware
CNL Retirement ER2, LP	Delaware
CNL Retirement ER3 GP, LLC	Delaware
CNL Retirement ER3, LP	Delaware
CNL Retirement ER4 GP, LLC	Delaware
CNL Retirement ER4, LP	Delaware
CNL Retirement ER5 GP,LLC	Delaware
CNL Retirement ER5, LP	Delaware
CNL Retirement ER6 GP, LLC	Delaware
CNL Retirement ER6, LP	Delaware
CNL Retirement GP Corp.	Delaware
CNL Retirement GP / Colorado Corp.	Delaware
CNL Retirement GP / Florida Corp.	Delaware
CNL Retirement GP / Holding Corp.	Delaware
CNL Retirement GP / Illinois Corp.	Delaware
CNL Retirement GP National Corp.	Delaware
CNL Retirement GP / Tennessee Corp.	Delaware
CNL Retirement GP / Texas Corp.	Delaware
CNL Retirement GT1 GP, LLC	Delaware

Name of Subsidiary	State of Incorporation
CNL Retirement GT1 Illinois, LP	Delaware
CNL Retirement GT1 Indiana, LP	Delaware
CNL Retirement GT1 Ohio, LP	Delaware
CNL Retirement HB2 A Pack GP, LLC	Delaware
CNL Retirement HB2 A Pack, LP	Delaware
CNL Retirement HB2 Boynton Beach FL GP, LLC	Delaware
CNL Retirement HB2 Boynton Beach FL, LP	Delaware
CNL Retirement HB2 California GP, LLC	Delaware
CNL Retirement HB2 California, LP	Delaware
CNL Retirement HB2 Cumberland RI GP, LLC	Delaware
CNL Retirement HB2 Cumberland RI, LP	Delaware
CNL Retirement HB2 Dallas TX GP, LLC	Delaware
CNL Retirement HB2 Dallas TX, LP	Delaware
CNL Retirement HB2 GP, LLC	Delaware
CNL Retirement HB2 Hoover AL GP, LLC	Delaware
CNL Retirement HB2 Hoover AL, LP	Delaware
CNL Retirement HB2 Largo FL GP, LLC	Delaware
CNL Retirement HB2 Largo FL, LP	Delaware
CNL Retirement HB2, LP	Delaware
CNL Retirement HB2 Niles IL GP, LLC	Delaware
CNL Retirement HB2 Niles IL, LP	Delaware
CNL Retirement HB2 Palm Beach Gardens FL GP, LLC	Delaware
CNL Retirement HB2 Palm Beach Gardens FL, LP	Delaware
CNL Retirement HB2 Sarasota FL GP, LLC	Delaware
CNL Retirement HB2 Sarasota FL, LP	Delaware
CNL Retirement HB2 Smithfield RI GP, LLC	Delaware
CNL Retirement HB2 Smithfield RI, LP	Delaware
CNL Retirement HB2 South Kingstown RI GP, LLC	Delaware
CNL Retirement HB2 South Kingstown RI, LP	Delaware
CNL Retirement HB2 Sun City AZ GP, LLC	Delaware
CNL Retirement HB2 Sun City AZ, LP	Delaware
CNL Retirement HB2 Tiverton RI GP, LLC	Delaware
CNL Retirement HB2 Tiverton RI, LP	Delaware
CNL Retirement HB2 Vernon Hills IL GP, LLC	Delaware
CNL Retirement HB2 Vernon Hills IL, LP	Delaware
CNL Retirement HB2 West Palm Beach FL GP, LLC	Delaware
CNL Retirement HB2 West Palm Beach FL, LP	Delaware
CNL Retirement HB3 Clear Lake Webster TX GP, LLC	Delaware
CNL Retirement HB3 Clear Lake Webster TX, LP	Delaware
CNL Retirement HB3 First Colony Sugar Land TX GP, LLC	Delaware
CNL Retirement HB3 First Colony Sugar Land TX, LP	Delaware
CNL Retirement HB3 GP, LLC	Delaware
CNL Retirement HB3, LP	Delaware
CNL Retirement HB3 Memorial City Houston TX GP, LLC	Delaware
CNL Retirement HB3 Memorial City Houston TX, LP	Delaware
CNL Retirement HB3 Spring Shadows Place Houston TX GP, LLC	Delaware
CNL Retirement HB3 Spring Shadows Place Houston TX, LP	Delaware
CNL Retirement HB3 West University Houston TX GP, LLC	Delaware
CNL Retirement HB3 West University Houston TX, LP	Delaware
CNL Retirement HB3 Willowbrook Houston TX GP, LLC	Delaware
CNL Retirement HB3 Willowbrook Houston TX, LP	Delaware
CNL Retirement Laguna Creek CA, LP	Delaware
CNL Retirement LP Corp.	Delaware
CNL Retirement MA1 GP, LLC	Delaware
CNL Retirement MA1, LP	Delaware
CNL Retirement MA2 Arkansas, LP	Delaware

Name of Subsidiary	State of Incorporation
CNL Retirement MA2 California, LP	Delaware
CNL Retirement MA2 GP Holding, LLC	Delaware
CNL Retirement MA2 Illinois, LP	Delaware
CNL Retirement MA2, LP	Delaware
CNL Retirement MA2 Massachusetts, LP	Delaware
CNL Retirement MA2 Ohio, LP	Delaware
CNL Retirement MA2 Oklahoma, LP	Delaware
CNL Retirement MA2 Utah, LP	Delaware
CNL Retirement MA3 A Pack GP, LLC	Delaware
CNL Retirement MA3 A Pack, LP	Delaware
CNL Retirement MA3 California, LP	Delaware
CNL Retirement MA3 Georgia, LP	Delaware
CNL Retirement MA3 GP Holding, LLC	Delaware
CNL Retirement MA3 Kentucky, LP	Delaware
CNL Retirement MA3, LP	Delaware
CNL Retirement MA3 Oklahoma, LP	Delaware
CNL Retirement MA3 Pennsylvania, LP	Delaware
CNL Retirement MA3 South Carolina, LP	Delaware
CNL Retirement MA3 Virginia, LP	Delaware
CNL Retirement MA3 Washington, LP	Delaware
CNL Retirement MA4 Cleveland OH, LP	Delaware
CNL Retirement MA4 Columbia MD, LP	Delaware
CNL Retirement MA4 Dayton OH, LP	Delaware
CNL Retirement MA4 Dunwoody GA, LP	Delaware
CNL Retirement MA4 Florham Park NJ, LP	Delaware
CNL Retirement MA4 GP Cleveland OH, LLC	Delaware
CNL Retirement MA4 GP Columbia MD, LLC	Delaware
CNL Retirement MA4 GP Dayton OH, LLC	Delaware
CNL Retirement MA4 GP Dunwoody GA, LLC	Delaware
CNL Retirement MA4 GP Florham Park NJ, LLC	Delaware
CNL Retirement MA4 GP Florida Holding, LLC	Delaware
CNL Retirement MA4 GP Greensboro NC, LLC	Delaware
CNL Retirement MA4 GP Kansas City KS, LLC	Delaware
CNL Retirement MA4 GP, LLC	Delaware
CNL Retirement MA4 GP Northville MI, LLC	Delaware
CNL Retirement MA4 GP Omaha NE, LLC	Delaware
CNL Retirement MA4 GP Rockville MD, LLC	Delaware
CNL Retirement MA4 GP St. Charles IL, LLC	Delaware
CNL Retirement MA4 GP West Orange NJ, LLC	Delaware
CNL Retirement MA4 GP Wheaton IL, LLC	Delaware
CNL Retirement MA4 Greensboro NC, LP	Delaware
CNL Retirement MA4 Kansas City KS, LP	Delaware
CNL Retirement MA4, LP	Delaware
CNL Retirement MA4 Northville MI, LP	Delaware
CNL Retirement MA4 Omaha NE, LP	Delaware
CNL Retirement MA4 Rockville MD, LP	Delaware
CNL Retirement MA4 St. Charles IL, LP	Delaware
CNL Retirement MA4 Tampa FL, LP	Delaware
CNL Retirement MA4 West Orange NJ, LP	Delaware
CNL Retirement MA4 Wheaton IL, LP	Delaware
CNL Retirement MC1 GP, LLC	Delaware
CNL Retirement MC1 Georgia, LP	Delaware
CNL Retirement MOP 1110 Irving TX, LP	Delaware
CNL Retirement MOP 1411 Aurora CO GP, LLC	Delaware
CNL Retirement MOP 1411 Aurora CO, LP	Delaware
CNL Retirement MOP 1421 Aurora CO GP, LLC	Delaware

Name of Subsidiary	State of Incorporation
CNL Retirement MOP 1421 Aurora CO, LP	Delaware
CNL Retirement MOP 4204 Durham NC, LP	Delaware
CNL Retirement MOP 4228 Durham NC, LP	Delaware
CNL Retirement MOP 4233 Durham NC, LP	Delaware
CNL Retirement MOP 4323 Durham NC, LP	Delaware
CNL Retirement MOP 7200 Irving TX, LP	Delaware
CNL Retirement MOP A Pack GP, LLC	Delaware
CNL Retirement MOP B Pack GP, LLC	Delaware
CNL Retirement MOP Chesapeake VA, LP	Delaware
CNL Retirement MOP Clearwater FL, LP	Delaware
CNL Retirement MOP Columbia MD GP, LLC	Delaware
CNL Retirement MOP Columbia MD, LP	Delaware
CNL Retirement MOP Corpus Christi TX, LP	Delaware
CNL Retirement MOP Denver CO GP, LLC	Delaware
CNL Retirement MOP Denver CO, LP	Delaware
CNL Retirement MOP Encino CA GP, LLC	Delaware
CNL Retirement MOP Encino CA, LP	Delaware
CNL Retirement MOP Fairfax VA, LP	Delaware
CNL Retirement MOP GP, LLC	Delaware
CNL Retirement MOP Houston TX, LP	Delaware
CNL Retirement MOP, LP	Delaware
CNL Retirement MOP Largo FL, LP	Delaware
CNL Retirement MOP Plano TX, LP	Delaware
CNL Retirement MOP Rockville MD, LP	Delaware
CNL Retirement MOP Sherman Oaks CA, LP	Delaware
CNL Retirement MOP Tampa FL, LP	Delaware
CNL Retirement MOP Valencia CA, LP	Delaware
CNL Retirement PC1 Brentwood TN, LP	Delaware
CNL Retirement PC1 Buckhead GA, LP	Delaware
CNL Retirement PC1 Friendship Heights MD, LP	Delaware
CNL Retirement PC1 GP Holding, LLC	Delaware
CNL Retirement PC1 GP, LLC	Delaware
CNL Retirement PC1 GP Naples FL, LLC	Delaware
CNL Retirement PC1 GP Venice FL, LLC	Delaware
CNL Retirement PC1, LP	Delaware
CNL Retirement PC1 Naples FL, LP	Delaware
CNL Retirement PC1 New Jersey, LP	Delaware
CNL Retirement PC1 North Carolina, LP	Delaware
CNL Retirement PC1 Stamford CT, LP	Delaware
CNL Retirement PC1 Venice FL, LP	Delaware
CNL Retirement PC2, LLC	Delaware
CNL Retirement RP1-VB, LLC	Delaware
CNL Retirement SLB Florida, LP	Delaware
CNL Retirement SLB GP, LLC	Delaware
CNL Retirement ST1 Colorado GP, LLC	Delaware
CNL Retirement ST1 Colorado, LP	Delaware
CNL Retirement SU TRS Corp.	Delaware
CNL Retirement Sun1 Beverly Hills CA GP, LLC	Delaware
CNL Retirement Sun1 Beverly Hills CA, LP	Delaware
CNL Retirement Sun1 Cresskill NJ GP, LLC	Delaware
CNL Retirement Sun1 Cresskill NJ, LP	Delaware
CNL Retirement Sun1 Edmonds WA GP, LLC	Delaware
CNL Retirement Sun1 Edmonds WA, LP	Delaware
CNL Retirement Sun1 GP, LLC	Delaware
CNL Retirement Sun1 Lilburn GA GP, LLC	Delaware
CNL Retirement Sun1 Lilburn GA, LP	Delaware

Name of Subsidiary	State of Incorporation
CNL Retirement Sun1, LP	Delaware
CNL Retirement Sun1 Madison NJ GP, LLC	Delaware
CNL Retirement Sun1 Madison NJ, LP	Delaware
CNL Retirement Sun1 Santa Rosa CA GP, LLC	Delaware
CNL Retirement Sun1 Santa Rosa CA, LP	Delaware
CNL Retirement Sun2 Des Peres MO, LP	Delaware
CNL Retirement Sun2 Missouri GP, LLC	Delaware
CNL Retirement Sun2 Richmond Heights MO, LP	Delaware
CNL Retirement Sun2 Wilmette IL GP, LLC	Delaware
CNL Retirement Sun2 Wilmette IL, LP	Delaware
CNL Retirement Towson MD, LP	Delaware
CNL Retirement TRS Corp.	Delaware
CNL Retirement Westgate1 Auburn Hills MI, LP	Delaware
CNL Retirement Westgate1 Michigan GP, LLC	Delaware
CNL Retirement Westgate1 Sterling Heights MI, LP	Delaware
The DASCO Companies, LLC	Florida
DSTS, LLC	Florida
Durant MOB Manager, LLC	Delaware
Durant MOB Owner, LLC	Delaware
East Texas Medical Equity Investors Limited Partnership	Texas
Elgin I MOB Owner, LLC	Delaware
Elgin II MOB Owner, LLC	Delaware
Evansville MOB Owners Limited Partnership	Delaware
Fannin Medical Investors, Ltd., LP	Georgia
Jackson Central Investors Limited Partnership	Florida
Jackson II MOB Owners, LLC	Delaware
Lake Granbury Investors, Ltd.	Texas
Lancaster Medical Equity Investors, Ltd.	Texas
Lancaster MOB East and West Partners, Ltd.	Texas
Lexington Equity Investors, Ltd.	Florida
Lexington II MOB Owners LLC	Delaware
Lexington MOB Partners, Ltd.	Florida
Marion Medical Equity Investors Corporation	Florida
Marion Medical Investor, LP	Illinois
Marion MOB Partners, LP	Illinois
McDowell Mountain Medical Investor, Ltd.	Florida
Milton Medical Equity Investors, Ltd.	Florida
Omaha MOB Investors, LLC	Florida
Omaha MOB Manager, LLC	Delaware
Omaha MOB Owners, LLC	Delaware
Orlando MOB Owners, LLC	Delaware
Parker MOB Owners, LLC	Delaware
Pikesville Assisted Living, LLC	Maryland
Randall Road MOB Owners, LLC	Delaware
River Oaks MOB Owners, LLC	Delaware
SJH Medical Office Partners, Ltd.	Texas
SJH Office Equity Investors, Ltd.	Texas
SWG Birthplace Investors, Ltd.	Texas
Texarkana Medical Equity Investors Corporation	Florida
Texarkana Partners Limited	Texas
Tucson MOB Partners, Ltd.	Florida
Tucson Medical Investors, Ltd.	Florida